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                                                                       EXHIBIT P

                                    AGREEMENT

                       Pursuant to Securities Exchange Act
                              Rule 13d-1(k)(1)(iii)

         The undersigned hereby agree that Amendment No. 8 to the Schedule 13D, filed pursuant to the Securities Exchange Act of 1934 and executed by each of the undersigned of even date herewith, is filed on behalf of each of the undersigned.

         DULY EXECUTED this 8th day of March, 2002.


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
AER PARTNERS                                           THE KINDT-COLLINS COMPANY



By:     /s/ Jon A. Lindseth                            By:       /s/ Jon A. Lindseth
   ------------------------------------------              --------------------------------------------------
         Jon A. Lindseth, Trustee                                Jon A. Lindseth, Chairman
         under Jon A. Lindseth
         Trust Agreement dated
         April 25, 1986, as
         modified, Managing Partner                    BATTERY PARTNERS


JON A. LINDSETH, TRUSTEE UNDER                         By:       /s/ Jon A. Lindseth
JON A. LINDSETH TRUST AGREEMENT                            --------------------------------------------------
DATED APRIL 25, 1986, AS MODIFIED                                 Jon A. Lindseth, under Jon A. Lindseth
                                                                  Trust Agreement dated April 25, 1986,
By:      /s/  Jon A. Lindseth                                     as modified, Managing Partner
   ------------------------------------------
         Jon A. Lindseth, Trustee
         under Jon A. Lindseth Trust                            /s/ Jon A. Lindseth
         Agreement dated April 25, 1986,                   --------------------------------------------------
         as modified                                                         Jon A. Lindseth

ELMWOOD PARTNERS II

By:     /s/  Jon A. Lindseth
   ------------------------------------------
         Jon A. Lindseth, Trustee
         under Jon A. Lindseth Trust
         Agreement dated April 25, 1986,
         as modified, Managing Partner
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